UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2023

ADVENT TECHNOLOGIES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Rutherford Avenue, Suite 102

Boston, MA 02129

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 655-6000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ADN	The Nasdaq Capital Market
Warrants to purchase one share of common stock, each at an exercise price of $11.50	ADNWW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification To Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated by reference herein in response to this Item.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Advent Technologies Holdings, Inc. (the “Company”) held its annual meeting of stockholders on June 13, 2023, which was partially adjourned and reconvened on June 20, 2023 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved amendments (the “Amendments”) to (1) subsection (a) of Article IV of the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the Company’s number of shares of authorized common stock, par value $0.0001 per share, from 110,000,000 shares to 500,000,000 shares, with a corresponding increase in the Company’s total authorized capital stock, which includes common stock and preferred stock, from 111,000,000 shares to 501,000,000 shares; and (2) Article VI of the Certificate of Incorporation to permit the exculpation of our officers.

The Amendments, and the respective reasons therefor, are described under Proposal 2 and Proposal 3 in the definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2023 (the “Proxy Statement”) and are incorporated herein by reference.

On June 20, 2023, the Company filed a Certificate of Amendment to the Company’s Certificate of Incorporation with the Delaware Secretary of State implementing the Amendments. The foregoing description is qualified in its entirety by the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 13, 2023, the Company held its Annual Meeting, which was adjourned to June 20, 2023, solely with respect to the voting on Proposal 3 seeking to amend the Company’s Certificate of Incorporation to permit the exculpation of its officers (as described in the Proxy Statement). As of April 21, 2023, the record date of the Annual Meeting, 52,897,236 shares of common stock were issued and outstanding and more than one-third (1/3) of the issued and outstanding shares of capital stock entitled to vote at the Annual Meeting, which constituted a quorum for the transaction of business, was present, virtually online or by proxy.

At the Annual Meeting held on June 13, 2023, and reconvened on June 20, 2023, Proposals 1, 2, 3, 4 and 5 as described in the Proxy Statement were approved by the stockholders.

The final voting results on each of the matters submitted to a vote of stockholders were as follows:

Proposal 1: To elect three Class III directors to serve for a three-year term ending as of the annual meeting in 2026 or until his/her successor is duly elected and qualified in accordance with our Certificate of Incorporation and amended and restated bylaws, or his/her earlier death, resignation, or removal. The voting results were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Vassilios Gregoriou	24,546,093	946,610	7,071,248
Emory De Castro	18,971,078	6,521,625	7,071,248
Panoraia ‘Nora’ Gourdoupi	18,884,617	6,608,086	7,071,248

Proposal 2: To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.0001 per share, from 110,000,000 to 500,000,000, and in conjunction therewith, to increase the aggregate number of authorized shares to 501,000,000. The proposal required the affirmative vote of a majority of the outstanding shares of common stock by the stockholders represented in person or by proxy entitled to vote thereon. Abstentions had the same effect as votes against the proposal. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions
30,161,599	2,239,952	162,400

Proposal 3: To approve an amendment to the Company’s Certificate of Incorporation to permit the exculpation of its officers. The proposal required the affirmative vote of a majority of the outstanding shares of common stock by the stockholders represented in person or by proxy entitled to vote thereon. Abstentions had the same effect as votes against the proposal. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions
27,202,791	1,781,380	127,821

Proposal 4: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance and sale of 20% or more of the Company’s common stock pursuant to the purchase agreement with Lincoln Park Capital Fund, LLC (“Lincoln Park”) pursuant to which Lincoln Park has agreed to purchase from the Company, from time to time, up to $50,000,000 of common stock. The proposal required the affirmative vote of a majority of the votes cast by the stockholders represented in person or by proxy. Abstentions and broker non-votes were not deemed to be votes cast, were not included in the tabulation of voting results, and did not affect the outcome of voting on the proposal. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,969,788	1,483,121	39,794	7,071,248

Proposal 5: To ratify the appointment of Ernst & Young (Hellas) Certified Auditors Accountants S.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Approval of the proposal required the affirmative vote of a majority of all votes cast at the meeting. Abstentions had no effect on the result of the vote. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions
32,307,420	207,369	49,162

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation filed on June 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVENT TECHNOLOGIES HOLDINGS, INC.

	By:	/s/ James F. Coffey
Dated: June 20, 2023		Name:	James F. Coffey
		Title:	Chief Operating Officer and General Counsel

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